 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): May 10, 2026

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 11, 2026, Wheels Up Experience Inc. (the “Company”) issued a press release and a shareholder letter announcing its financial results for the three months ended March 31, 2026. The full text of the press release and shareholder letter are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (“Current Report”) and are incorporated by reference herein.
The information in Item 2.02 of this Current Report and Exhibits 99.1 and 99.2 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On May 10, 2026, the Company entered into a commitment letter (the “Commitment Letter”) pursuant to which certain of the Company’s existing lenders, Delta Air Lines, Inc. (“Delta”), Cox Investment Holdings, LLC (“Cox”) and CK Wheels LLC ("CK Wheels", and collectively with Delta and CK Wheels, the “Lead Lenders”), committed to provide a $100 million unsecured term loan credit facility (the “Proposed 2026 Term Loan”) to the Company, which is expected to close in the second quarter of 2026. The anticipated maturity date for the Proposed 2026 Term Loan is the earlier of three years after the initial closing date of the Proposed 2026 Term Loan and 91 days prior to the scheduled maturity date under the Company’s Existing Credit Agreement (as defined below). The commitment of the Lead Lenders to provide the Proposed 2026 Term Loan to the Company is subject to the satisfaction or waiver of certain customary conditions, including the conditions precedent to closing specified in the term sheet attached as Exhibit A to the Commitment Letter (the “Term Sheet”) and the delivery of customary closing documentation substantially consistent with the Existing Credit Agreement, as modified by the Term Sheet.
The Company anticipates that the expected aggregate net proceeds of approximately $100 million (before transaction-related expenses) from the closing of the Proposed 2026 Term Loan will be used for (i) certain working capital and general corporate purposes, (ii) the payment of transaction costs, and (iii) any other items agreed to by the parties in the Proposed 2026 Term Loan documentation. The Term Sheet describing, among other things, the material terms that are expected to be included in the definitive documentation for the Proposed 2026 Term Loan, is attached as Exhibit A to the Commitment Letter.
The Company anticipates that certain conforming amendments to the Credit Agreement, dated September 20, 2023, by and among the Company, as borrower, certain subsidiaries of the Company as guarantors, the lenders party thereto (including the Lead Lenders), and U.S. Bank Trust Company, N.A., as administrative agent for the lenders and as collateral agent for the secured parties (as amended by Amendment No. 1 thereto, dated as of November 15, 2023, Amendment No. 2 thereto, dated as of November 13, 2024, and Amendment No. 3 thereto, dated as of April 30, 2025, the “Existing Credit Agreement”), will be made to permit the Proposed 2026 Term Loan.
Each of the Lead Lenders holds more than 5% of the Company's outstanding Class A common stock, $0.0001 par value per share (“Common Stock”), and has a direct interest in certain relationships and transactions with the Company, including the Existing Credit Agreement in the amount of their respective commitments, which are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2026, under the caption titled “Related Person Transactions with Holders of More than 5% of Our Voting Stock” beginning on page 27.
The foregoing description of the Commitment Letter (including the Term Sheet attached thereto) does not purport to be complete and is qualified in its entirety by reference to a copy thereof, which is filed herewith as Exhibit 99.3 and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements
This Current Report, and Exhibits 99.1 and 99.2 furnished herewith, contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements provide current expectations of future circumstances or events based on certain assumptions and include any statement, projection or forecast that does not directly relate to any historical or current fact. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of the Company, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: (i) the terms of, the Company’s ability to sign and close, and the impact on the Company of, any potential debt financings, including the financings described in this Current Report and Exhibits 99.1 and 99.2 furnished herewith, and any potential impacts on the trading prices and trading market for the Company’s Common Stock; (ii) the Company’s growth plans, market conditions in the private aviation industry and the anticipated success of the Company’s sales efforts and service offerings, including its membership program, charter solutions and any future services it may offer; (iii) the Company’s ongoing business transformation, including its efforts to scale premium aircraft fleets and dispose of legacy controlled aircraft, reduce costs, and implement operational efficiency and productivity initiatives, and its ability to execute such initiatives on the timelines that it currently anticipates and realize the expected commercial, financial and operational benefits during and after the expected period of transition; (iv) the Company’s ability to achieve its financial goals on the most recent schedule that it has announced; (v) the Company’s liquidity and capital resources, working capital levels, future cash flows, indebtedness and its ability to perform under its contractual or indebtedness obligations in the future; (vi) the potential benefits or impacts to the Company or its subsidiaries or affiliates from pursuing or completing strategic actions, including, among others, acquisitions, mergers and divestitures, new debt or equity financings, refinancings of existing indebtedness or other obligations and commercial partnerships or arrangements; and (vii) the impacts of general economic and geopolitical conditions on the Company’s business and the aviation industry, including due to, among others, changes in interest rates, inflation, foreign currencies, taxes, tariffs and trade policies, domestic and foreign hostilities, government shutdowns or funding changes, and other factors that influence consumer and business spending decisions or cost dynamics. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. We have identified certain known material risk factors applicable to the Company under Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 10, 2026 and the Company’s other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1**	Press Release, dated May 11, 2026 (Earnings Release)
99.2**	Shareholder Letter, dated May 11, 2026
99.3*^	Commitment Letter, dated May 10, 2026, by and among Wheels Up Experience Inc., Delta Air Lines, Inc., Cox Investment Holdings, LLC and CK Wheels LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.
^
Certain schedules, exhibits, annexes and/or appendices have been omitted pursuant to Item 601(a)(5) and/or Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or Exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: May 11, 2026	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer